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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   MAY 15, 2001
                                                         --------------------



          TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





    CALIFORNIA                   333-41568                    33-0593804
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




 TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION
         19001 SOUTH WESTERN AVENUE
            TORRANCE, CALIFORNIA                                 90509
----------------------------------------------            -------------------
   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 468-7332
                                                          -------------------



                           Exhibit Index is on Page 2

                                   Page 1 of 3

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Item 5.     OTHER EVENTS

On May 15, 2001, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement dated as of January 1, 2001 ("Agreement"), between Toyota Motor Credit Receivables Corporation, as "Seller", Toyota Motor Credit Corporation, as "Servicer", and Toyota Auto Receivables 2001-A Owner Trust, as "Issuer", were distributed to the holders of Notes and Certificates issued by Toyota Auto Receivables 2001-A Owner Trust (the "Securityholders"). In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Owner Trustee for the benefit of the Securityholders and was distributed by the Owner Trustee to the Securityholders. A copy of the Servicer's Certificate for the month of April 2001 is filed as
Exhibit 20 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            EXHIBIT NUMBER    DESCRIPTION
            --------------    -----------

                   20         Servicer's Certificate for the month of
                              April, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST

                                BY: TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  MAY 30, 2001             By:        /s/ GEORGE E. BORST
       ------------------           -----------------------------------------
                                               George E. Borst
                                                President and
                                           Chief Executive Officer


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